UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 9, 2006


                          CAPTECH FINANCIAL GROUP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or other jurisdiction of incorporation)

000-50057                                                   59-1019723
---------                                                   ----------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

            10200 W. 44th Avenue, Suite 210-E, Wheat Ridge, CO 80033
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 303-940-2090


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02 Entry into a Material Definitive Agreement

     Greenbridge Telecommunications, Inc. has agreed to purchased an aggregate of 1,333,520 shares of common stock of the Company from John Raby, the majority shareholder. The purchase price for the shares to be paid by Greenbridge Telecommunications, Inc. to John Raby was $520,000 (the "Consideration"). The parties agreed, in addition to this, to pay $140,000 for expenses and accruals, which will be paid from a Subscription for 2,616,480 new shares from the Company by Greenbridge Telecommunications, Inc.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On October 9, 2006, at a shareholders' meeting, the shareholders voted in favor of electing Wesley F. Whiting and Redgie Green as directors of the Company.

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

     On October 9, 2006, at a shareholders' meeting, the shareholders voted in favor of changing the Company's name to a name to be determined by the Board of Directors. This name change required an amendment to our Articles of Incorporation of the Company.

     Also at the shareholders' meeting, the shareholders voted in favor of authorizing a reverse split of the Company's common stock on a basis of up to seventy-five for one. Fractional shares will be rounded up to the next whole share. This reverse split required an amendment to our Articles of
Incorporation. The Company has implemented the reverse effective February 20, 2007.

     Also at the shareholders' meeting, the shareholders voted in favor of ratifying the appointment of Jaspers + Hall, PC as independent accountants for the annual period ending December 31, 2006.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements -- None

        B.  Exhibits --  10.1 Share Purchase Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 22, 2007                              CAPTECH FINANCIAL GROUP, INC.


                                                  By: Wesley F. Whiting
                                                      --------------------------
                                                      Wesley F. Whiting, CEO